Via Edgar

May 29, 1997


Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re:	Security First Trust
	'33 Act File No. 2-51173
	'40 Act File No. 811-2480

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, the attached for filing is the supplement, dated May 29, 1997, that has been made to the Security First Trust Prospectus, dated November 29, 1996.

Sincerely,

SECURITY FIRST TRUST

/s/ Richard C. Pearson
-----------------------
Richard C. Pearson
Senior Vice President
and General Counsel



SECURITY FIRST TRUST

Supplement dated May 29, 1997 to Prospectus dated November 29, 1996


T. Rowe Price Associates ("Price Associates") advised Security First Investment Management Company that it desires to discontinue serving as the subadvisor to the T. Rowe Price Bond Series of the Trust. As a result, at a meeting held on May 15, 1997, the Board of Trustees considered and approved a new Subadvisory Agreement with Neuberger & Berman, LLC, as the new subadvisor to such Series, and authorized the calling of a special meeting of shareholders of the Series to approve the Subadvisory Agreement. Price Associates has agreed to continue as subadvisor for the Series until such shareholder meeting seeking approval of the proposed new Sudadvisory Agreement has been held. The name of the Series has been changed to the Bond Series.